Exhibit 10.41

FIFTH AMENDMENT TO

REVOLVING LOAN AGREEMENT

THIS FIFTH AMENDMENT TO REVOLVING LOAN AGREEMENT, dated as of March 7, 2007 (this "Amendment"), is made by and between Keltic Financial Partners, LP, a Delaware limited partnership ("Lender"), and Hudson Technologies Company, a Tennessee corporation ("Borrower").

WITNESSETH

WHEREAS, Borrower and Lender are parties to that certain Revolving Loan Agreement, dated as of May 30, 2003 (as it may be amended, restated, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement); and

WHEREAS, Borrower has requested that Lender increase the Maximum Facility and extend the maturity date of the Loan Agreement and the $400,000 Second Restated Term Note dated March 8, 2006 (the "Term Note") given by Borrower in favor of Lender by one (1) year to May 31, 2008, and Lender is willing to do so subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

STATEMENT OF TERMS

    Amendments.

(a) Section 1.35 of the Loan Agreement is hereby amended and restated as follows:

1.35 "Maximum Facility" shall mean $6,000,000.

(b) Section 1.49 of the Loan Agreement is hereby amended and restated as follows:

1.49 "Termination Date" shall mean the earlier of May 30, 2008 or the date on which Lender terminates this Agreement pursuant to Section 12.1 of this Agreement.

(c) Section 2.1(a) of the Loan Agreement is hereby amended and restated as follows:

(a) $5,600,000, or

(d) Section 2.2 of the Loan Agreement is hereby amended by deleting the date "May 30, 2007" and inserting the date "May 30, 2008" in place thereof.

(e) The Term Note is hereby amended by deleting the date "May 30, 2007" and inserting the date "May 30, 2008" in place thereof.

2. Representations and Warranties. To induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender as follows: (a) each representation and warranty set forth in the Loan Agreement is true and correct on and as of the date hereof ; (b) no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement or the other Loan Documents (c) Borrower has the power and is duly authorized to enter into, deliver and perform this Amendment and to perform its obligations under the Loan Agreement, as amended hereby; and (d) each of this Amendment and the Loan Agreement, as amended hereby, constitutes the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms.

3. Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:

(a) Lender shall have received one or more counterparts of this Amendment duly executed and delivered by Borrower; and

(b) Lender shall have received one or more counterparts of the Agreement and Consent of Guarantors attached to this Amendment duly executed and delivered by each such Guarantor.

4. Continuing Effect of Loan Agreement. Except as expressly amended and modified hereby, the provisions of the Loan Agreement and the Liens granted hereunder, are and shall remain in full force and effect, and are hereby ratified and confirmed by Borrower.

5. Release. In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and each Guarantor, on behalf of itself/himself and its/his successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower and/or such Guarantor or any of its/his successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, the Guaranty or any of the other Loan Documents or transactions, course of performance or course of dealing thereunder or related thereto; provided, however, that nothing herein shall release Lender from its obligations to Borrower under the terms of this Amendment.

6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party via facsimile shall be deemed to be an original signature hereto.

7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first specified above.

HUDSON TECHNOLOGIES COMPANY

By: /s/ Brian F. Coleman
Name: Brian F. Coleman
Title: President and Chief Operating Officer

KELTIC FINANCIAL PARTNERS, LP
By: KELTIC FINANCIAL SERVICES LLC,
its general partner

By: /s/ John P. Reilly
Name: John P. Reilly
Title: Managing Partner

AGREEMENT AND CONSENT OF GUARANTORS

Each of the undersigned guarantors, intending to be legally bound, does hereby (a) agree to the provisions of Section 5 of the foregoing Amendment, (b) consent to the execution, delivery and performance of the within and foregoing Amendment, and (c) confirm and reaffirm, without setoff, counterclaim, deduction or other claim of avoidance of any nature, the continuing effect of such guarantor's guaranty of the Obligations after giving effect to the foregoing Amendment.

HUDSON TECHNOLOGIES, INC.

By: /s/ Brian F. Coleman

Name: Brian F. Coleman

Title: President

HUDSON HOLDINGS, INC.

By: /s/ Brian F. Coleman

Name: Brian F. Coleman

Title: President

Dated: March 7, 2007